American Beacon Small Cap Value Fund

Supplement dated June 20, 2016
to the
Prospectus and Summary Prospectus dated February 28, 2016
The information below supplements the Prospectus and Summary Prospectus dated February 28, 2016 and is in addition to any other supplement(s):
On June 7, 2016, the American Beacon Funds’ Board of Trustees approved the hiring of Foundry Partners, LLC (“Foundry”) to replace Dreman Value Management, LLC (“Dreman”) as a sub-advisor to the American Beacon Small Cap Value Fund (“Fund”). Foundry is expected to begin managing certain assets of the Fund on or about June 20, 2016 (“Effective Date”). On or about the Effective Date, the portfolio managers of the Fund, who are currently employed by Dreman, will become employees of Foundry.  Accordingly, no change in the Fund’s portfolio managers will occur, or is expected to occur, as a result of the replacement of Dreman with Foundry, and the Fund’s principal investment objective and strategies will remain the same.  The changes set forth below are effective as of the Effective Date:

In the "Fund Summaries - American Beacon Small Cap Value Fund - Management" section, under “Sub-Advisors” and “Portfolio Managers,” the references to “Dreman Value Management, LLC” are deleted and replaced with “Foundry Partners, LLC.”

In the "Additional Information About the Funds - Additional Information About the Multi-Manager Strategy - American Beacon Small Cap Value Fund" section, the reference to “Dreman Value Management, LLC” is deleted and replaced with “Foundry Partners, LLC.”

In the “Fund Management - The Sub-Advisors” section, the following paragraphs are inserted after the description of Causeway Capital Management LLC and the description of Dreman is deleted:

FOUNDRY PARTNERS, LLC (“FOUNDRY”), 510 First Avenue North, Suite 409, Minneapolis, MN 55403, is an investment management company with assets under management of $1.91 billion as of December 31, 2015.  Foundry was founded in 2013 and is a boutique asset management company that specializes in providing active management.  Foundry purchased growth and value teams from ClearArc Capital, formerly Fifth Third Asset Management, and the small- and mid-cap value team from Dreman Value Management, LLC (“Dreman”).  Foundry serves as a sub-advisor to the American Beacon Small Cap Value Fund.

Mark Roach has served as the Lead Portfolio Manager for Foundry’s portion of the American Beacon Small Cap Value Fund since 2010.  Mr. Roach has been with Foundry since 2016.  Prior to joining Foundry, Mr. Roach was a Lead Portfolio Manager at Dreman from 2006 to 2016.

Mario Tufano has served as Associate Portfolio Manager for Foundry’s portion of the American Beacon Small Cap Value Fund since 2010.  Mr. Tufano has been with Foundry since 2016.  Prior to joining Foundry, Mr. Tufano was an Associate Portfolio Manager at Dreman from 2007 to 2016.

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American Beacon Small Cap Value Fund

Supplement dated June 20, 2016
to the
Statement of Additional Information dated February 28, 2016
The information below supplements the Statement of Additional Information dated February 28, 2016 and is in addition to any other supplement(s):
On June 7, 2016, the American Beacon Funds’ Board of Trustees approved the hiring of Foundry Partners, LLC (“Foundry”) to replace Dreman Value Management, LLC (“Dreman”) as a sub-advisor to the American Beacon Small Cap Value Fund (the “Fund”). Foundry is expected to begin managing certain assets of the Fund on or about June 20, 2016 (“Effective Date”). On or about the Effective Date, the portfolio managers of the Fund, who are currently employed by Dreman, will become employees of Foundry.  Accordingly, no change in the Fund’s portfolio managers will occur, or is expected to occur, as a result of the replacement of Dreman with Foundry, and the Fund’s principal investment objective and strategies will remain the same.  The changes set forth below are effective as of the Effective Date:

On page 43, in the “Investment Sub-Advisory Agreements” section, the following is added to the table in alphabetical order and the information regarding Dreman is deleted:

Foundry Partners, LLC ("Foundry")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Management Partners, LLC	Majority Owner	Financial Services
Rosemont Partners III, L.P.	Minority Owner	Financial Services

On page 50, in the "Portfolio Managers" section, the reference to “Dreman Value Management, LLC” is deleted and replaced with “Foundry Partners, LLC.”

On page 53, in the “Portfolio Managers - Conflicts of Interest” section, the following is added in alphabetical order and the information regarding Dreman is deleted:

Foundry Partners, LLC (“Foundry”) Foundry’s management of accounts other than the Fund may give rise to potential conflicts of interest in connection with its management of the  Fund’s investments, on the one hand, and the investments of the other accounts (the “Other Accounts”), on the other.  The Other Accounts might have similar investment objectives as the Fund, track the same indices the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.  While the portfolio manager’s management of other accounts may give rise to the following potential conflicts of interest, Foundry does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

•
Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund.  The portfolio manager knows the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades.  It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Fund, or vice versa.

•
Investment Opportunities:  Foundry may provide investment supervisory services for a number of investment accounts that have varying investment guidelines.  Differences in the compensation structures of Foundry’s various accounts may give rise to a conflict of interest by creating an incentive for Foundry to allocate the investment opportunities it believes might be the most profitable to the client accounts that may benefit the most from the investment gains.

On page 58, in the “Portfolio Managers - Compensation” section, the following is added in alphabetical order and the information regarding Dreman is deleted:

Foundry  Foundry compensates its employees through a generous compensation program which includes sharing in the overall net income of the firm.  Portfolio performance is evaluated annually and is tied to the benchmark associated with the composite’s benchmark, which, for the Fund, is the Russell 2000 Value Index; however it is not a substantial portion of a portfolio manager’s bonus program.

On page 63, in the "Portfolio Managers - Ownership of the Funds" section, the reference to “Dreman Value Management, LLC” is deleted and replaced with “Foundry Partners, LLC.”

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